FIFTH AMENDMENT
                                TO
                         LEASE AGREEMENT
                           3200 W. Reno
                     Oklahoma City, Oklahoma


     This Fifth Amendment to Lease Agreement, dated as of the ____ day of October, 1998, by and between MAC VENTURE, LTD., an Oklahoma limited partnership ("Owner"), and HERCULES ENERGY MFG.
CORPORATION, an Oklahoma corporation ("Tenant").

                            WITNESSETH

     WHEREAS, Owner has leased to Tenant certain real property known as 3200 W. Reno, Oklahoma City, Oklahoma, along with certain appurtenances and improvements located thereon (the "Leased Premises"), pursuant to the terms and conditions of a Lease Agreement, dated March 26, 1982, as amended by an Amendment to Lease Agreement dated August 31, 1983, and by a Second Amendment to Lease Agreement dated June 6, 1985, and by a Third Amendment to Lease Agreement dated December 31, 1987, and by a Fourth Amendment to Lease Agreement dated December 14, 1993, between Owner and Tenant (said Agreements are hereinafter collectively referred to as "Lease Agreement"); and

     WHEREAS, the parties desire to reduce the size of the Leased
Premises to 30,000 square feet of warehouse and shop space which will be leased at a monthly rental amount of $3,750.00; and

     WHEREAS, the parties desire to extend the term of the Lease
Agreement with said extension commencing January 1, 1999 and expiring December 31, 1999.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the receipt and sufficiency of which is hereby acknowledged, the Owner and Tenant do hereby amend the Lease Agreement as follows:

     1. Effective as of January 1, 1999, the Leased Premises are reduced in size to 30,000 square feet of warehouse and shop space which will be leased at a monthly rental amount of $3,750.00 per month.

     2. Effective as of December 31, 1998, the term of the Lease Agreement is extended for a period commencing January 1, 1999 and expiring December 31, 1999, on the same terms and conditions as set forth in the Lease Agreement, except for those changes set forth in paragraph 1 above.

     3. Except as expressly amended herein, the Lease Agreement shall remain in full force and effect and is hereby confirmed and ratified by the Owner and Tenant.

     IN WITNESS WHEREOF, this Fifth Amendment to Lease Agreement is dated as of the ____ day of October, 1998.

                                 MAC VENTURE, LTD., an Oklahoma
                                 limited partnership, by First
                                 Industries Capital Corporation,
                                 General Partner



                                 _______________________________
                                 President


                                 HERCULES ENERGY MFG. CORPORATION



                                 ________________________________
                                 President



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